UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2008

GOLD HORSE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30311	22-3719165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 31 Tongdao South Road

Hohhot, Inner Mongolia, China

(Address of principal executive offices (zip code))

86 (471) 339-7999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 15, 2008, Gold Horse International. Inc. (the “Company”) dismissed Kabani & Company, Inc. (“Kabani”) as the Company’s independent registered public accounting firm and engaged Yu and Associates CPA Corporation (“Yu”) as the Company’s independent registered public accounting firm. The dismissal of Kabani was approved and ratified by our Board of Directors’ on August 15, 2008.

Kabani audited the Company’s financial statements for the year ended June 30, 2007 and 2006 and the audited the financial statements of the Jin Ma Companies for the years ended June 30, 2006 and 2005.

Kabani’s report dated September 21, 2007 (except for Note 16 which is as of July 18, 2008), on our balance sheet as of June 30, 2007 and the related statements of operations, stockholders’ equity, and cash flows for the years ended June 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, Kabani’s report dated November 17, 2006 on the Jin Ma Companies balance sheet as of June 30, 2006 and the related combined statements of income, members’ equity and cash flows for the years ended June 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Kabani which occurred on August 15, 2008, we had no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Yu, which occurred on August 15, 2008: (1) neither we nor anyone on our behalf consulted Yu regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K and (2) Yu did not  provide us with a written  report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Kabani with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Kabani is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Kabani and Company, Inc. dated August 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Horse International, lnc.

August 19, 2008	By:	/s/ Liankuan Yang
Liankuan Yang
Chief Executive Officer